THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                           CONVERTIBLE PROMISSORY NOTE

                                                 Date of Note:  December 9, 2003
(US $500,000)


     FOR  VALUE  RECEIVED,   Citadel  Media,  Inc.,  a  Washington   corporation
(hereinafter "Maker"), with its principal business address at 2125 Western Avenue, Suite 200, Seattle, Washington 98121, promises to pay to the order of Orion Acquisition Corp. II, a Delaware corporation, and its successors and assigns (hereinafter referred to as the "Holder"), at 401 Wilshire Boulevard, Suite 1020, Santa Monica, California, 90401 or such other place as may be designated by the Holder hereof, from time to time, the unpaid principal balance of this Note, with interest thereon from the date hereof, on the terms and conditions set forth herein.

     1. INTEREST RATE: The rate of interest on the unpaid balance of this Note shall be ten percent (10.0%) per annum, compounded annually. All interest will be calculated based on a 360 day year and applied to the actual number of days elapsed. If this Note is in default, the aforementioned rate of interest on the unpaid balance of this Note will increase to eighteen percent (18%) per annum, compounded annually.

     2. PAYMENTS: Maker shall pay interest on the principal outstanding amount on the Maturity Date or when the principal amount of this Note is paid, unless the Note is converted as provided in Section 10, in which there shall be no obligation to pay interest on this Note. The principal amount of this Note shall be due in full on the Maturity Date. Principal and interest shall be paid in lawful money of the United States of America.

     3. ALLOCATION OF PAYMENTS: All sums paid by Maker shall be applied first to the payment of any costs or expenses due Holder, then to any late charges then due, then to any interest then due, and finally to payment of principal.

     4. PREPAYMENT: Maker may prepay its obligation under this Note in full (but not in part) on any day prior to the Maturity Date, plus accrued but unpaid interest thereon, upon fifteen (15) days advance written notice to Holder. This Note and any outstanding or accrued interest will be extinguished on the consummation of the Merger.

     5. EVENTS OF DEFAULT: The occurrence of one or more of the following events (herein called "Event of Default") shall constitute a default under this Note:

          5.1 Maker fails to pay the principal and interest payment when due under this Note;

          5.2 Maker shall makes a general assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer in bankruptcy seeking for itself in any reorganization, arrangement, composition, readjustment, dissolution or similar relief, or shall file any answer admitting the material allegations of a petition for bankruptcy filed against Maker in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Maker, or of all or any substantial part of the properties of Maker;

          5.3 Within ninety (90) days after the commencement of any proceeding against Maker seeking in bankruptcy any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under bankruptcy laws, such proceeding shall not have been dismissed or, within ninety
(90) days after the appointment without the consent or acquiescence of Maker of any trustee, receiver or liquidator of Maker or of all or any substantial part of the properties of Maker, such appointment shall not have been vacated;

          5.4 Any default or breach by Maker or its Subsidiaries of the terms of the Security Agreement;

          5.5 Upon the default by Maker or any of its Subsidiaries in the payment of institutional or other debt or obligation (other than trade payables) aggregating three hundred thousand dollars ($300,000.00) or more or any single debt or obligation (other than trade payables) of two hundred thousand dollars ($200,000.00) or more;

          5.6 Failure to observe any material obligation of Maker under this Note.

     6. REMEDIES: If an Event of Default has occurred, the Holder shall give written notice of the Event of Default to Maker, which if not cured within ten
(10) business days of the giving of the notice, then the entire indebtedness hereby represented shall become immediately due and payable. Notwithstanding the foregoing, if the Event of Default has occurred in the payment of principal and interest due hereunder, it will be deemed to be an immediate Event of Default, not requiring any notice thereof before the Holder may pursue any of its remedies hereunder or under the Security Agreement. All past due amounts of principal, interest, attorneys fees, advisor's fees and expenses incurred by Holder in connection with any default shall be added to the principal balance.

     7. COSTS OF COLLECTION: If this Note is placed in the hands of any attorney for collection after any Event of Default, whether suit be brought or not, Maker promises to pay a reasonable sum as an attorney fee, in addition to all costs and expenses incurred by Holder including costs of suit and preparation therefor. Costs and fees covered by this paragraph include, without limitation, attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, to the extent permitted by applicable law.

     8. SECURITY: This Note is secured by a Security Agreement of even date herewith (the "Security Agreement") which gives a lien upon the property therein described, the terms of which are incorporated herein.

     9. WAIVER: Except for the notices provided herein, Maker waives presentment, demand, protest and notice of demand, protest and nonpayment and consents to any and all renewals and extensions of the time of payment hereof, and further agrees that at any time the terms of payment hereof may be modified or security released without affecting the liability of Maker to this Note. Maker particularly waives the right to demand any marshalling of assets as a condition to or in connection with the bringing of action hereon against Maker or any other party.

     10. CONVERSION OF NOTE:

          10.1 Conversion Option. If there is no Merger as a result of a Media Withdrawal, then, at the sole option of Holder, Holder may convert prior to the Maturity Date all (but not less than all) of the then unpaid principal balance of this Note into 500,000 shares of Series D Preferred Stock, as provided in
Section 10.2 hereof; provided however, if the Note is not paid in full by the Maturity Date of June 30, 2004, Holder may elect to convert this Note at any time from the Maturity Date of June 30, 2004 until paid in full.

          10.2 Series D Preferred Stock.

               (a). The number of shares of Series D Preferred Stock to be issued upon conversion of this Note shall be 500,000 shares of Series D Preferred Stock.

               (b). If the Note is converted into Series D Preferred Stock, Maker shall also issue to Holder, a Warrant, substantially in the form attached hereto as Exhibit 10.2(b) hereof.

               (c). If the Note is converted into Series D Preferred Stock, no interest shall be due on this Note and all accrued interest shall be deemed paid in full upon issuance of the Warrant.

          10.3 Mechanics and Effect of Conversion. Upon conversion of this Note, Holder shall surrender this Note, duly endorsed, at the principal offices of Maker or any transfer agent of Maker. At its expense, Maker will, as soon as practicable thereafter, time being of the essence, issue and deliver to Holder the Warrant and a certificate or certificates for 500,000 shares of Series D Preferred Stock. Upon conversion of this Note, the Security Agreement shall be terminated and Maker will be forever released from all of its payment obligations under this Note, including, without limitation, obligation to pay interest on this Note; provided, however, that for clarity purposes, the other provisions of this Note shall continue in full force and effect, including without limitations, the Section 10, Section 11, Section 13, Section 16 and
Section 17 hereof.

          10.4 Note Definitions.

               (a). "Maturity Date" means June 30, 2004.

               (b). "Media Withdrawal" shall occur if (i) Maker withdraws from the negotiations of the Merger, without good reason or cause, which such terms shall include a withdrawal to pursue other financings, Sale of Maker or the like (it being the obligation of Media to negotiate in good faith and in good faith complete the Merger), or (ii) Maker fails to negotiate the terms of the Merger in good faith, or (iii) if a merger agreement is approved by Maker and Orion, Maker, or its shareholders, thereafter fails to approve, vote for, or otherwise complete the Merger pursuant to said merger agreement.

               (c). "Merger" means any merger, consolidation, or combination of Maker and Orion prior to the Maturity Date in which Orion is the survivor thereof.

               (d). "Orion" means Orion Acquisition Corp. II, a Delaware corporation.

               (e). "Sale of Maker" means a sale of all or substantially all of Maker's assets, or any merger or consolidation of Maker with or into another corporation, other than a merger or consolidation where Maker is the survivor thereof.

               (f). "Securities" means this Note, the Series D Preferred Stock and any common stock of Maker acquired pursuant to the Warrant.

               (g). "Series D Preferred Stock" means the Series D Preferred Stock, as provided for in the Articles of Incorporation of Maker.

          10.5 Transfer Restrictions.

               (a). Before any Securities held by Holder or any transferee of Holder (either being sometimes referred to as the "Holder") may be sold or otherwise disposed of Maker or its assignee(s) shall have a right of first refusal to purchase the Securities on the terms and conditions set forth in this
Section 10.5 ("Right of First Refusal").

               (b). The Holder of the Securities shall deliver to Maker a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Securities; (ii) the name and address of any proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Securities to be transferred; and (iv) the terms and conditions of any proposed sale or transfer, including the proposed purchase price for the Securities to be transferred (the "Offered Price").

               (c). At any time within thirty (30) days after receipt of the Notice, Maker and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or any portion of the Securities proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Section 10.5(c) below. The purchase price ("Purchase Price") for the Securities purchased by Maker or its assignee(s) under this Section Section 10.5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

               (d). If any of the Securities proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by Maker and/or its assignee(s) as provided in Section 10.5, then the Holder may sell or otherwise transfer such Securities to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee and any spouse executes an agreement, in such form required by Maker, agreeing and acknowledging that the provisions of this Agreement shall continue to apply to the Securities in the hands of such Proposed Transferee. If the Securities are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to Maker, and Maker and/or its assignees shall again be offered the Right of First Refusal before any Securities held by the Holder may be sold or otherwise transferred.

               (e). The provisions of this Section 10.5 shall terminate upon the earlier of (i) Merger; (ii) closing of the first sale of common stock of Maker to the general public (an "Initial Public Offering") under a registration statement declared effective under the Securities Act of 1933, as amended, or any successor statute; (iii) Sale of Maker or (iv) release or terminate of these restrictions by Maker, which Maker may do at any time in its sole discretion.

          10.6 Restrictive Legends and Stop-Transfer Orders.

               (a). The Securities and any underlying common stock, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE WASHINGTON STATE SECURITIES ACT OR ANY OTHER
          APPLICABLE SECURITIES ACT (THE "ACTS"), AND NEITHER THE OFFERING OF THE SECURITIES NOR ANY OFFERING MATERIALS HAVE BEEN REVIEWED BY AN ADMINISTRATOR UNDER THE ACTS. THE SECURITIES WERE ACQUIRED BY THE REGISTERED HOLDER PURSUANT TO A REPRESENTATION THAT THE HOLDER WAS ACQUIRING THE SECURITIES WITH THE HOLDER'S OWN FUNDS, FOR THE HOLDER'S OWN ACCOUNT, FOR INVESTMENT. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED, OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


          THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN CORPORATION AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION.

Any other legend may be added that Maker determines is authorized or required pursuant to this Note or any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended.

          10.7 Refusal to Transfer. Maker shall not be required to transfer on its books any Securities that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or to treat as owner of such Securities or to accord the right to vote or pay dividends to any or other transferee to whom such Securities shall have been so transferred. The Securities may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to Maker).

          10.8 Accredited Investor. Holder, other than Orion, must be an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.

          10.9 "Market Stand-Off". In an underwritten registered offering effected by Maker, Holder hereby agrees that Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, enter into any hedging or similar transaction with the same economic effect as a sale, or otherwise dispose of, the Securities and underlying common stock of Holder (other than those included in the registration) for a period specified by the representative of the underwriters of securities of Maker not to exceed one hundred eighty (180) days following the date of the final prospectus contained in a registration statement of Maker filed under the Securities Act. Holder agrees to execute and deliver such other agreements as may be reasonably requested by Maker or the representative of the underwriters which are consistent with the foregoing or which are necessary to give further effect thereto. Maker may impose stop-transfer instructions with respect to the Securities and underlying common stock subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

          10.10 Holder Representations. Holder hereby represents and warrants to Maker that:

               (a). Maker has made available to Holder, or to Holder's attorney, accountant, or representative, all other documents that Holder has requested. Holder has requested all documents and other information that Holder has deemed necessary or appropriate for making an investment in Maker and purchasing the Securities. Maker has provided answers to all questions concerning the investment in the Securities; and Holder has carefully considered and has, to the extent Holder believes such discussion necessary, discussed with Holder's professional legal, tax, and financial advisers the suitability of an investment in Maker for Holder's particular tax and financial situation. The Securities to be acquired by Holder will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Holder has full power to execute this Agreement and consummate the transactions contemplated herein.

               (b). Holder is aware of Maker's business affairs and financial condition and has acquired sufficient information about Maker to reach an informed and knowledgeable decision to acquire the Securities. Holder has obtained, to the extent that Holder deems necessary, professional advice with respect to the risks inherent in the investment in the Securities and the suitability of the investment in the Securities in light of Holder's financial condition and investment needs. Holder is in a financial position to purchase and hold the Securities and is able to bear the economic risk and withstand a complete loss of Holder's investment in the Securities.

               (c). Holder understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Holder's representations as expressed herein. Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to Maker which are outside of Holder's control, and which Maker is under no obligation and may not be able to satisfy. Holder understands that no public market now exists for any of the securities issued by Maker, and that Maker has made no assurances that a public market will ever exist for the Securities.

               (d). Holder acknowledges that it has purchased the Securities in a private offering between Maker and Orion and that Holder has not purchased the Note as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising. Holder further represents that it is a California corporation with its principal place of business in Delaware.

     11. PIGGY BACK REGISTRATION RIGHTS.

          11.1 Maker Registration.

               (a). Notice of Registration. If at any time or from time to time Maker shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (x) a registration relating solely to employee benefit plans, (y) a registration relating solely to a Commission Rule 145 transaction pursuant to the Securities Act, or a registration on any registration form that does not permit secondary sales, or (z) a registration statement on Form S-4, Maker will:

                    (i). promptly give Holder notice thereof, and

                    (ii). include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the shares of common stock issued or issuable to the Holder following any exercise of the Warrant or acquired pursuant to the Note (the "Registrable Securities") specified in a written request or requests made within fifteen (15) days after receipt of such written notice from Maker by the Holder.

               (b). Underwriting. If the registration of which Maker gives notice is for a registered public offering involving an underwriting of the Maker's securities on behalf of the Maker, Maker shall so advise the Holder as a part of the written notice given pursuant to Section 11.1(a)). In such event, the right of Holder to registration pursuant to Section 11.1 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting, to the extent requested and to the extent provided herein. Holder shall (together with Maker and the other holders distributing their securities through such underwriting (the "Other Participating Holders")) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by Maker. Notwithstanding any other provision of this Section 11.1, if the managing underwriter reasonably determines that factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities (along with securities of Other Participating Holders) to be included in the registration and underwriting, on a pro rata basis based on the total number of securities requested to be registered pursuant to registration rights granted to Holder and the Other Participating Holders by Maker; except for a registration relating to the Maker's initial public offering ("IPO"), IPO from which all Registrable Securities (along with securities of Other Participating Holders) may be excluded. If the Holder or any Other Participating Holder disapproves of the terms of any such underwriting, it, he or she may elect to withdraw therefrom by written notice to Maker and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (c). Right to Terminate Registration. Maker shall have the right to terminate or withdraw any registration initiated by it under this Section
11.1 prior to the effectiveness of such registration, whether or not the Holder has elected to include securities in such registration.

          11.2 Expenses of Registration. All registration expenses incurred in connection with any registration pursuant to Section 11 excluding (1) legal expenses of counsel to the Holder and (2) underwriting discount, selling commissions or brokers fees relating to the sale of Registrable Securities by the Holder, shall be borne by Maker.

          11.3 Registration Procedures. In the case of each registration, qualification or compliance effected by Maker pursuant to this Section 11, Maker will:

               (a). Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective, and remain effective until the distribution described in the registration statement has been completed, but in no event longer than one hundred twenty
(120) days.

               (b). Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and the rules and regulations promulgated thereunder.

               (c). Furnish to the Holder and to the underwriters, if any, of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder and such underwriters may reasonably request in order to facilitate the public offering of such securities.

               (d). Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that Maker shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless Maker is already subject to service in such jurisdiction and except as may be required by the Securities Act.

               (e). Notify the Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (f). Cause all such Registrable Securities registered pursuant to this Section 11 to be listed on each securities exchange or other trading market on which similar securities issued by Maker are then listed.

               (g). Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          11.4 Information by Holder. The Holder shall furnish to Maker such information regarding the Holder as Maker may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 11.

          11.5 Transfer of Registration Rights. The rights to cause Maker to register securities granted to the Holder under Section 11 may not be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Holder (together with any affiliate); provided, however, that such rights may be assigned to an affiliate of Holder if (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to Maker, and (c) such transferee or assignee affiliate agrees to be bound by the terms and conditions of the Note and the Warrant.

          11.6 Termination of Rights. The rights of the Holder to cause Maker to register securities under Section 11 shall terminate on the earlier of (a) the second anniversary of the effective date of the IPO or (b) such time as Rule 144 under the Securities Act or another similar exemption under the Securities Act is available for the sale of all of the Registrable Securities during a three
(3)-month period without registration; provided, however, that in no event shall such registration rights terminate prior to the first anniversary of the effective date of the IPO.

     12. NOTICE. For so long as the principal and interest due hereon is unpaid in full, Maker hereby agrees (A) to give written notice to the Holder not less than twenty (20) days prior to (i) Sale of Maker, consummation of any merger, consolidation, or combination involving Maker or any of its subsidiaries, other than such with Orion, (ii) the consummation of the sale of all or substantially all of the assets of Maker or any of its subsidiaries by any methodology, (iii) the sale, issuance or transfer of any securities of Maker or any of its subsidiaries by any of those entities which results in or may result the increase of number of shares of common stock outstanding now or in the future by more than 25% of Maker or any of its subsidiaries, or (iv) the consummation of any loan in equal to or in excess of $200,000, (B) to give written notice to the Holder as soon as practicable, time being of the essence, upon its learning of a change of control or potential change of control of more than 25% of the common stock of Maker or its subsidiaries whether by transfer, sale, option, voting agreement or other methodology where the beneficial ownership changes or could change, as beneficial ownership is defined under Section 13(d) of the Securities Exchange Act of 1934, and (C) to give written notice to the Holder not less than ten days prior to any notice is given of any solicitation of the vote of the shareholders (common or preferred or other) of Maker or any of its subsidiaries, which notice will include all the solicitation materials being given to any of those shareholders.

     13. APPLICABLE LAW: This Note shall be governed by, construed and enforced in accordance with the internal laws of the State of Washington, without giving effect to principles and provisions thereof relating to conflict or choice of laws irrespective of the fact that any one of the parties is now or may become a resident of a different state or country.

     14. BUSINESS PURPOSE: Maker represents and warrants that all funds advanced to Maker evidenced by this Promissory Note will be used primarily and exclusively for business purposes of Maker and its subsidiaries, and that no portion of said proceeds will be used for any personal, family household, agricultural or other consumer purposes.

     15. FAILURE TO ENFORCE NOT A WAIVER: Failure to exercise any right or option of Holder shall not constitute a waiver of the right to exercise such right or option if Maker is in default hereunder. Failure of Holder to require strict compliance with the terms of this Note shall not waive the Holder's right to require strict compliance in the future.

     16. NOTICES: Maker shall give notice of any Event of Default under the terms of this Note immediately, time being of the essence, to the Holder. All payments, notices, demands, requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service, or forty-eight (48) hours after being deposited in the U.S. Mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

     17. ARBITRATION: If any dispute, controversy, or claim arises between the parties out of or in relation to this Note, or the breach, termination, or invalidity thereof, both parties by mutual negotiation shall attempt to come to a reasonable settlement of the same as soon as possible. If no settlement is reached within thirty (30) days from the first notification of the same in writing by either party, the same shall be settled by binding arbitration in accordance with the American Arbitration Rules in effect as of the effective date of this Agreement. The appointing authority shall be the American Arbitration Association office located in Seattle, Washington, and the case shall be administered by the same authority in accordance with its procedures for cases under the Commercial Arbitration Rules. The place of arbitration shall be Seattle, Washington, or such other location as the parties may agree. The number of arbitrators shall be one, unless the parties cannot agree on a single arbitrator. In such event, the parties shall each choose one arbitrator, and these two arbitrators shall choose a third arbitrator who shall preside over the proceedings. The awards rendered by the arbitrators shall be final and binding upon both parties concerned, and judgment upon the award may be entered in any court having jurisdiction thereof. The allocation of the expenses of the arbitration shall be effected by the arbitration decision.

     18. ORAL AGREEMENTS, PROMISES, OR COMMITMENTS TO: (1) LOAN MONEY, (2) EXTEND CREDIT, (3) MODIFY OR AMEND ANY TERMS OF THE LOAN DOCUMENTS, (4) RELEASE ANY GUARANTOR, (5) FORBEAR FROM ENFORCING REPAYMENT OF THE LOAN OR THE EXERCISE OF ANY REMEDY UNDER THE LOAN DOCUMENTS OR (6) MAKE ANY OTHER FINANCIAL ACCOMMODATION PERTAINING TO THE LOAN ARE ALL UNENFORCEABLE UNDER WASHINGTON LAW.


Executed on the date set forth above.


                                  CITADEL MEDIA, INC.,
                                  a Washington corporation


                                  ----------------------------------
                                  By:  James C. Heckman
                                  Its:   Chief Executive Officer

NEITHER THE WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES OR BLUE SKY LAWS. NO OFFER, SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.



Date of Issuance: ______________ , 2004                        Warrant No.: W-2
("Date of Issuance")

                               WARRANT TO PURCHASE

              500,000 SHARES OF COMMON STOCK OF CITADEL MEDIA, INC.

     THIS CERTIFIES THAT ORION ACQUISITION CORP. II, a Delaware corporation, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company under this Warrant at any time after the date hereof and on or before the Expiration Date 500,000 shares of the common stock of the Company at a per share price of $0.10 (the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. The shares of Common Stock are hereinafter referred to as the "Shares."

     1. Term. This Warrant shall remain exercisable with respect to the Shares until 5:00 p.m. Washington on December 31. 2006 ("Expiration Date").

     2. Conversion.

          2.1. Method of Exercise; Payment; Issuance of New Warrant. This Warrant may be exercised by the Holder hereof, in whole or in part and from time to time, by the surrender of this Warrant at the principal office of the Company and by the payment to the Company by check or wire transfer, of an amount equal to the then current Exercise Price per share multiplied by the number of Shares then being purchased (the "Aggregate Exercise Price"). The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the Holder(s) of record of, and shall be treated for all purposes as the record Holder(s) of the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the Holder hereof as soon as possible and in any event within thirty (30) days of receipt of such notice by the Company and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within such thirty-day period.

          2.2. Securities Fully Paid; Reservation of Shares; Capitalization Representations. All Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant.

          2.3. Right to Convert Warrant into Stock; Net Issuance. In addition to and without limiting the rights of the Purchaser under the terms of this Warrant, the Purchaser may elect to convert this Warrant or any portion thereof (the "Conversion Right"), but only to the extent that the Purchaser then has a right to exercise this Warrant, into Shares, the aggregate value of which Shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the Purchaser by surrender of this Warrant at the principal office of the Company together with notice of the Purchaser's intention to exercise the Conversion Right, in which event the Company shall issue to the Purchaser a number of Shares computed using the following formula:

                                    X= Y(A-B)
                                       ------
                                        A
Where:

                    X    The number of Shares to be issued to the Holder.
                    Y    The number of Shares  representing  the portion of this
                         Warrant that is being converted.
                    A    The fair market value of one Share.
                    B    The  Exercise  Price (as  adjusted  to the date of such
                         calculation).

For purposes of this Section 2.3, the "fair market value" per Share shall mean:

               (a). Average daily Market Price (as defined below) during the period of the most recent 20 days, ending on the last business day before the effective date of exercise of the Conversion Right, on which the national securities exchanges were open for trading; or

               (b). If no class of Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the fair market value shall be the Market Price on the last business day before the effective date of exercise of the Conversion Right.

     If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the "National Market System") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the Market Price as of a specified day shall be the last reported sale price of Common Stock on such exchange or on the National Market System on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System. If the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the NASDAQ or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company.

     3. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          3.1. Reclassification or Merger. In case of any reclassification, change or conversion of securities in the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale or transfer of all or substantially all of the assets of the Company, unless this Warrant shall have been exercised or terminated in accordance with its terms, the Holder of this Warrant shall have the right to exercise this Warrant and upon such exercise to receive, in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of consideration, including but not limited to shares of stock, other securities, money and property receivable upon such reclassification, change, conversion, merger, sale or transfer as would have been received if this Warrant had been exercised in full immediately prior to such event. The provisions of this subparagraph shall similarly apply to successive reclassifications, changes, conversions, mergers, sales or transfers.

          3.2. Subdivisions or Combination of Shares. If at any time while this Warrant remains outstanding and unexpired the Company shall subdivide or combine its Common Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

          3.3. Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares subject to this Warrant and the Exercise Price therefor, as applicable, after giving effect to such adjustment.

     4. Compliance with Securities Laws.

          4.1. Accredited Investor. This Warrant is conditioned upon, and by its acceptance hereof Holder (other than Orion) hereby confirms, that Holder is an "accredited investor" as that term is defined under Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

          4.2. Note Agreement. The Shares shall be subject to all of the terms of the Note, including, without limitation, the transfer restrictions set forth therein.

     5. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     6. Notice.

          6.1. Notice of Certain Events. The Company shall provide Holder with at least twenty (20) business days notice (or such greater amount of notice as Washington law requires to be given to shareholders having the right to vote at a meeting on any Sale Event, as defined herein) prior to (i) a merger of the Company with or into, the consolidation of the Company with, or the sale or transfer by the Company of all or substantially all of its assets to, another person or entity (a "Sale Event"), (ii) any liquidation, dissolution or winding up of the Company or (iii) the record date for any cash dividend declared on the Company stock or (iv) a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 under the Securities Act (each, a "Notice Event"). If the notice is provided pursuant to subsection (i) or (ii) of the previous sentence, the notice will indicate the expected date of the Notice Event

          6.2. Notice Procedure. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient when either (a) delivered personally, (b) sent by e-mail or fax with confirmation of receipt or
(c) deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed, in the case of the Holder, to Holder of this Note (as set forth in the books and records of the Company) and in the case of Company, to its principal place of business.

     7. Lost Warrants or Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     8. No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     9. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Washington, without regard to conflict of laws provisions thereof.

     10. Arbitration: If any dispute, controversy, or claim arises between the parties out of or in relation to this Note, or the breach, termination, or invalidity thereof, both parties by mutual negotiation shall attempt to come to a reasonable settlement of the same as soon as possible. If no settlement is reached within thirty (30) days from the first notification of the same in writing by either party, the same shall be settled by binding arbitration in accordance with the American Arbitration Rules in effect as of the effective date of this Agreement. The appointing authority shall be the American Arbitration Association office located in Seattle, Washington, and the case shall be administered by the same authority in accordance with its procedures for cases under the Commercial Arbitration Rules. The place of arbitration shall be Seattle, Washington, or such other location as the parties may agree. The number of arbitrators shall be one, unless the parties cannot agree on a single arbitrator. In such event, the parties shall each choose one arbitrator, and these two arbitrators shall choose a third arbitrator who shall preside over the proceedings. The awards rendered by the arbitrators shall be final and binding upon both parties concerned, and judgment upon the award may be entered in any court having jurisdiction thereof. The allocation of the expenses of the arbitration shall be effected by the arbitration decision.

         IN WITNESS WHEREOF, this Warrant has been executed effective as of the Date of Issuance.



                                       CITADEL MEDIA, INC.







                                    By:
                                       ---------------------------------
                                    Name: JAMES C. HECKMAN, JR.
                                    Title: CHIEF EXECUTIVE OFFICER